Exhibit 10(aa)

                                 LOAN AGREEMENT

                                     between

                       CHESTERFIELD COUNTY, SOUTH CAROLINA

                                       and

                                   CULP, INC.



                            Dated as of April 1, 1996

                                   Relating to
                           Tax-Exempt Adjustable Mode
                      Industrial Development Revenue Bonds
                              (Culp, Inc. Project)
                                   Series 1996
                 in the aggregate principal amount of $6,000,000







CERTAIN RIGHTS OF THE ISSUER UNDER THIS AGREEMENT HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF FIRST-CITIZENS BANK & TRUST COMPANY, AS TRUSTEE UNDER AN INDENTURE OF TRUST, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME. INFORMATION CONCERNING SUCH SECURITY INTEREST MAY BE OBTAINED FROM THE TRUSTEE AT 2917 HIGHWOODS BOULEVARD, RALEIGH, NORTH CAROLINA 27604, ATTENTION:
CORPORATE TRUST DEPARTMENT



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                                TABLE OF CONTENTS

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                                                                                                               Page


                                    ARTICLE I

                      DEFINITIONS AND RULES OF CONSTRUCTION

         Section 1.1.               Definitions.................................................................-2-
         Section 1.2.               Rules of Construction.......................................................-4-

                                   ARTICLE II

                                 REPRESENTATIONS

         Section 2.1.               Representations by the Issuer...............................................-5-
         Section 2.2.               Representations by the Company..............................................-6-

                                   ARTICLE III

                           ACQUISITION OF THE PROJECT

         Section 3.1.               Agreement to Undertake and Complete the
                                    Project.....................................................................-8-
         Section 3.2.               Disbursements from the Initial Fund.........................................-8-
         Section 3.3.               Establishment of Completion Date and
                                    Certificate as to Completion................................................-9-
         Section 3.4.               Closeout of Initial Fund; Disposition of
                                    Balance in Initial Fund....................................................-10-
         Section 3.5.               Company Required to Pay Costs in Event
                                    Initial Fund Insufficient..................................................-10-
         Section 3.6.               Company and Issuer Representatives and
                                    Successors.................................................................-10-
         Section 3.7.               Investment of Moneys in Funds..............................................-11-
         Section 3.8.               Plans and Specifications...................................................-11-

                                   ARTICLE IV

                              ISSUANCE OF THE BONDS

         Section 4.1.               Agreement to Issue the Bonds...............................................-12-
         Section 4.2.               No Third-Party Beneficiary.................................................-12-

                                    ARTICLE V

                            LOAN; PAYMENT PROVISIONS

         Section 5.1.               Loan of Proceeds...........................................................-12-
         Section 5.2.               Amounts Payable............................................................-13-
         Section 5.3.               Unconditional Obligations..................................................-14-
         Section 5.4.               Prepayments................................................................-14-

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                                                                                                               Page


         Section 5.5.               Credits Against Payments...................................................-14-
         Section 5.6.               Credit Facility and Alternate Credit
                                    Facility...................................................................-15-
         Section 5.7.               Interest Rate Determination Method.........................................-15-
         Section 5.8.               Company Approval of Indenture..............................................-15-

                                   ARTICLE VI

                              MAINTENANCE AND TAXES

         Section 6.1.               Company's Obligations to Maintain and
                                    Repair.....................................................................-15-
         Section 6.2.               Taxes and Other Charges....................................................-15-

                                   ARTICLE VII

              INSURANCE, EMINENT DOMAIN AND DAMAGE AND DESTRUCTION

         Section 7.1.               Insurance..................................................................-16-
         Section 7.2.               Provisions Respecting Eminent Domain.......................................-16-
         Section 7.3.               Damage and Destruction.....................................................-16-

                                  ARTICLE VIII

                                SPECIAL COVENANTS

         Section 8.1.               Access to the Property and Inspection......................................-16-
         Section 8.2.               Financial Statements.......................................................-16-
         Section 8.3.               Further Assurances and Corrective
                                    Instruments................................................................-17-
         Section 8.4.               Recording and Filing; Other Instruments....................................-17-
         Section 8.5.               Exclusion from Gross Income for Federal
                                    Income Tax Purposes of Interest on the Bonds...............................-17-
         Section 8.6.               Indemnity Against Claims...................................................-18-
         Section 8.7.               Release and Indemnification................................................-18-
         Section 8.8.               Compliance with Laws.......................................................-19-
         Section 8.9.               Non-Arbitrage Covenant.....................................................-19-
         Section 8.10.              Notice of Determination of Taxability......................................-19-
         Section 8.11.              No Purchase of Bonds by Company or
                                    Issuer.....................................................................-20-
         Section 8.12.              Maintenance of Corporate Existence.........................................-20-
         Section 8.13.              Duties and Obligations.....................................................-21-
         Section 8.14.              Undertaking to Provide Continuing
                                    Disclosure. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .-21-

                                   ARTICLE IX

                           ASSIGNMENT, LEASE AND SALE

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                                                                                                               Page


         Section 9.1.               Restrictions on Transfer of Issuer's
                                    Rights.....................................................................-21-
         Section 9.2.               Assignment by the Issuer...................................................-21-
         Section 9.3.               Assignment, Lease or Sale of Project or
                                    Assignment of Agreement by Company.........................................-22-

                                    ARTICLE X

                         EVENTS OF DEFAULT AND REMEDIES

         Section 10.1.              Events of Default Defined..................................................-22-
         Section 10.2.              Remedies on Default........................................................-23-
         Section 10.3.              Application of Amounts Realized in
                                    Enforcement of Remedies....................................................-24-
         Section 10.4.              No Remedy Exclusive........................................................-24-
         Section 10.5.              Agreement to Pay Attorneys' Fees and
                                    Expenses...................................................................-24-
         Section 10.6.              Issuer and Company to Give Notice of
                                    Default....................................................................-24-

                                   ARTICLE XI

                         PREPAYMENTS; PURCHASE OF BONDS

         Section 11.1.              Optional Prepayments.......................................................-25-
         Section 11.2.              Mandatory Prepayment Upon a
                                    Determination of Taxability................................................-25-
         Section 11.3.              Optional Purchase of Bonds.................................................-26-
         Section 11.4.              Relative Priorities........................................................-26-
         Section 11.5.              Prepayment to Include Fees and Expenses....................................-26-
         Section 11.6.              Purchase of Bonds..........................................................-26-

                                   ARTICLE XII

                                  MISCELLANEOUS

         Section 12.1.              Amounts Remaining in Funds.................................................-27-
         Section 12.2.              No Implied Waiver..........................................................-27-
         Section 12.3.              Issuer Representative......................................................-27-
         Section 12.4.              Company Representative.....................................................-28-
         Section 12.5.              Notices....................................................................-28-
         Section 12.6.              Issuer, Directors, Attorneys, Officers,
                                    Employees and Agents of Issuer Not Liable..................................-28-
         Section 12.7.              No Liability of Issuer; No Charge
                                    Against Issuer's Credit....................................................-28-
         Section 12.8.              If Performance Date Not a Business Day.....................................-29-
         Section 12.9.              Binding Effect.............................................................-29-
         Section 12.10.             Severability...............................................................-29-
         Section 12.11.             Amendments, Changes and Modifications......................................-29-

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                                                                                                               Page


         Section 12.12.             Execution in Counterparts..................................................-29-
         Section 12.13.             Applicable Law.............................................................-29-


Exhibit A - Description of the Project..........................................................................A-1
Exhibit B - Form of Requisition and Certificate.................................................................B-1
Exhibit C - Form of Promissory Note.............................................................................C-1

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                                      -iv-

                                 LOAN AGREEMENT


                  THIS LOAN AGREEMENT, dated as of April 1, 1996, is made and entered into by and between CHESTERFIELD COUNTY, SOUTH CAROLINA (the "Issuer"), a political subdivision duly organized and existing under the Constitution and laws of the State of South Carolina (the "State"), and CULP, INC. (the "Company"), a North Carolina corporation;

                              W I T N E S S E T H:

                  WHEREAS, the Issuer is a body corporate and politic and a political subdivision of the State and is authorized pursuant to the Title 4, Chapter 29 of the Code of Laws of South Carolina, as amended (the "Act"), to make loans to private persons for the acquisition, construction, and equipping of manufacturing facilities for industry in Chesterfield County, South Carolina and to issue its bonds from time to time for such purpose; and

                  WHEREAS, in order to further the purposes of the Act, the Issuer will issue and sell its Tax-Exempt Adjustable Mode Industrial Revenue Bonds (Culp, Inc. Project) Series 1996 in an aggregate principal amount of $6,000,000 (the "Bonds"); and

                  WHEREAS, the proceeds from the sale of Bonds will be used to make a loan (the "Loan") to the Company to finance, or to reimburse to the Company, a portion of the cost of the acquisition and installation of equipment in an existing manufacturing facility in Chesterfield County owned by the Company (the "Project"); and

                  WHEREAS, the Issuer intends to issue the Bonds under an Indenture of Trust dated as of even date herewith between First-Citizens Bank & Trust Company (the "Trustee") and the Issuer (the "Indenture") and to assign to the Trustee as security for the Bonds certain of the Issuer's rights under this Agreement and the Company's Note of even date herewith, in the form attached hereto as Exhibit C; and

                  WHEREAS, the Issuer and the Company desire to set forth certain terms and conditions with respect to the issuance of the Bonds;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto covenant, agree and bind themselves as follows;

                                    ARTICLE I

                      DEFINITIONS AND RULES OF CONSTRUCTION

                  Section 1.1. Definitions. In addition to the words and terms elsewhere defined in this Agreement, the following words and terms as used herein shall have the following meanings unless the context or use clearly indicates another or different meaning or intent, and any other words and terms defined in the Indenture shall have the same meanings when used herein as assigned in the Indenture unless the context or use clearly indicates another or different meaning or intent:

                  "Acquisition", when used with reference to the Project, means acquisition, construction, installation and equipping.

                  "Agreement" shall mean this Loan Agreement between the Issuer and the Company and any modifications, alterations and supplements hereto made in accordance with the provisions hereof and of the Indenture.

                  "Bond  Documents"   means,   collectively,   the  Bonds,  this
Agreement, the Note, the Indenture, the Credit Facility, the Credit Agreement, the Placement Agreement, the Remarketing Agreement and the Offering Memorandum.

                  "Bond Proceeds" means the principal of the Bonds and any investment earnings thereon while on deposit in the Initial Fund.

                  "Company Representative" means any one of the persons at the time designated to act on behalf of the Company by written certificate furnished to the Issuer and the Trustee containing the specimen signatures of such persons and signed on behalf of the Company by the President or any Vice President of the Company.

                  "Completion Date" means, with respect to the Project, the date on which the Company Representative delivers a completion certificate to the Trustee pursuant to Section 3.3.

                  "Cost(s) of the Project", "Cost" or "Costs" means all costs and allowances which the Issuer or the Company may properly pay or accrue for the Project and which, under generally accepted accounting principles, are chargeable to the capital account of the Project or could be so charged either with a proper election to capitalize such costs or, but for a proper election, to expense such costs, including (without limitation) the following costs:

                  (a) fees and expenses incurred in preparing the plans and specifications for the Project (including any preliminary study or planning or any aspect thereof); any labor, services, materials and supplies used or furnished in site improvement and construction; any equipment for the Project; and any acquisition necessary to provide utility services or other services, including trackage to provide the Project with public transportation facilities, roadways, parking lots, water supply, sewage and waste disposal facilities; and all real and tangible personal property deemed necessary by the Company and acquired in connection with the Project;

                  (b) fees for architectural, engineering, supervisory and consulting services;

                  (c) any fees and expenses incurred in connection with perfecting and protecting title to the Project and any fees and expenses incurred in connection with preparing, recording or filing such documents, instruments or financing statements as either the Company or the Issuer may deem desirable to perfect or protect the rights of the Issuer or the Trustee under the Bond Documents;

                  (d) any legal, accounting or financing advisory fees and expenses, including, without limitation, fees and expenses of Bond Counsel and counsel to the Issuer, the Company, the Credit Issuer, the Placement Agent, the Remarketing Agent or the Trustee, any fees and expenses of the Issuer, Trustee, Remarketing Agent, Placement Agent, Credit Issuer, Tender Agent, Paying Agent or any rating agency, filing fees, and printing and engraving costs, incurred in connection with the authorization, issuance, sale and purchase of the Bonds, and the preparation of the Bond Documents and all other documents in connection with the authorization, issuance and sale of the Bonds;

                  (e) interest to accrue on the Bonds during construction of the Project;

                  (f) any administrative or other fees charged by the Issuer or reimbursement thereto of expenses in connection with the Project until the Completion Date; and

                  (g) any other costs and expenses relating to the Project which could constitute costs or expenses for which the Issuer may expend Bond proceeds under the Act.

                  "Eminent Domain" means the taking of title to, or the temporary use of, the Project or any part thereof pursuant to eminent domain or condemnation proceedings, or by any settlement or compromise of such proceedings, or any voluntary conveyance of the Project or any part thereof during the pendency of, or as a result of a threat of, such proceedings.

                  "Event of Default" shall have the meaning set forth in Section 10.1.

                  "Governing Body" means the board, commission, council or other body in which the general legislative powers of the Issuer are vested.

                  "Issuer Representative" means any one of the persons at the time designated to act on behalf of the Issuer by written certificate furnished to the Company and the Trustee containing the specimen signatures of such persons and signed on behalf of the Issuer by the Chairman or Vice Chairman of the Chesterfield County Council.

                  "Net Proceeds", when used with respect to any proceeds of insurance or proceeds resulting from Eminent Domain, means the gross proceeds therefrom less all expenses (including attorneys' fees) incurred in realization thereof.

                  "Offering   Memorandum"   means   the   Preliminary   Offering
Memorandum and the final Offering Memorandum prepared and used in connection with the initial placement of the Bonds on the Issue Date.

                  "Plans   and   Specifications"   shall   mean  the  plans  and
specifications used in the Acquisition of the Project, as the same may be revised from time to time by the Company in accordance with Section 3.8.

                  "Project" means the project more fully described in Exhibit A hereto, as the same may at any time exist.

                  "Remarketing Agreement" means the Remarketing and Interest Services Agreement, dated as of April 1, 1996, between the Company and the Remarketing Agent.

                  "Tax Regulations" means the applicable treasury regulations promulgated under the Code or under Section 103 of the Internal Revenue Code of 1954, as amended, whether at the time proposed, temporary, final or otherwise.

                  Section 1.2. Rules of Construction. Unless the context clearly indicates to the contrary, the following rules shall apply to the construction of this Agreement:

                  (a) Capitalized terms used but not defined in this Agreement shall have the meaning ascribed to them in the Indenture.

                  (b) Words importing the singular number shall include the plural number and vice versa.

                  (c) The table of contents, captions and headings herein are solely for convenience of reference only and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

                  (d) Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders, and words of the neuter gender shall be deemed and construed to include correlative words of the masculine and feminine genders.

                  (e) All references in this Agreement to particular Articles or Sections are references to Articles and Sections of this Agreement, unless otherwise indicated.


                                   ARTICLE II

                                 REPRESENTATIONS

                  Section 2.1. Representations by the Issuer. The Issuer represents and warrants as follows:

                  (a) The Issuer is a duly constituted public body corporate and politic of the State.

                  (b) Under the provisions of the Act, the Issuer is authorized to execute and to enter into this Agreement and to undertake the transactions contemplated herein and to carry out its obligations hereunder.

                  (c) The Issuer has all requisite power, authority and legal right to execute and deliver the Bond Documents to which it is a party and all other instruments and documents to be executed and delivered by the Issuer pursuant thereto, to perform and observe the provisions thereof and to carry out the transactions contemplated by the Bond Documents. All corporate action on the part of the Issuer which is required for the execution, delivery, performance and observance by the Issuer of the Bond Documents has been duly authorized and effectively taken, and such execution, delivery, performance and observation by the Issuer do not contravene applicable law or any contractual restriction binding on or affecting the Issuer.

                  (d) The Issuer has duly approved the issuance of the Bonds and the loan of the proceeds thereof to the Company for the Acquisition of the Project; no other authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required as a condition to the performance by the Issuer of its obligations under any Bond Documents.

                  (e) This Agreement is, and each other Bond Document to which the Issuer is a party when delivered will be, legal valid and binding special obligations of the Issuer enforceable against the Issuer in accordance with its terms.

                  (f) There is no default of the Issuer in the payment of the principal of or interest on any of its indebtedness for borrowed money or under any instrument or instruments or agreements under and subject to which any indebtedness for borrowed money has been incurred which does or could affect the validity and enforceability of the Bond Documents or the ability of the Issuer to perform its obligations thereunder, and no event has occurred and is continuing under the provisions of any such instrument or agreement which constitutes or, with the lapse of time or the giving of notice, or both, would constitute such a default.

                  (g) With respect to the Bonds, there are no other obligations of the Issuer that have been, are being or will be sold (i) at substantially the same time, (ii) under a common plan of marketing, and (iii) at substantially the same rate of interest.

                  (h) There is pending or, to the knowledge of the undersigned officers of the Issuer, threatened no action or proceeding before any court, governmental agency or arbitrator (i) to restrain or enjoin the issuance or delivery of the Bonds or the collection of any revenues pledged under the Indenture, (ii) in any way contesting or affecting the authority for the issuance of the Bonds or the validity of any of the Bond Documents, or (iii) in any way contesting the existence or powers of the Issuer.

                  (i) In connection with the authorization, issuance and sale of the Bonds, the Issuer has complied with all provisions of the Constitution and laws of the State, including the Act.

                  (j) The Issuer has not assigned or pledged and will not assign or pledge its interest in this Agreement for any purpose other than to secure the Bonds under the Indenture. The Bonds constitute the only bonds or other obligations of the Issuer in any manner payable from the revenues to be derived from this Agreement, and except for the Bonds, no bonds or other obligations have been or will be issued on the basis of this Agreement.

                  (k) The Issuer is not in default under any of the provisions of the laws of the State, where any such default would affect the issuance, validity or enforceability of the Bonds or the transactions contemplated by this Agreement or the Indenture.

                  Section 2.2. Representations by the Company. The Company represents and warrants as follows:

                  (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the state of North Carolina, is in good standing under the laws of the State, and has corporate and other legal power and authority to enter into and to perform the agreements and covenants on its part contained in the Bond Documents to which it is a party, and has duly authorized the execution, delivery and performance of the Bond Documents to which it is a party and has duly approved the Bond Documents.

                  (b) The execution and delivery of the Bond Documents to which it is a party, consummation of the transactions contemplated hereby and thereby and by the Bond Documents to which it is not a party, and the fulfillment of or compliance with the terms and conditions hereof and thereof will not conflict with or constitute a breach of or a default under the Company's articles of incorporation or bylaws or any agreement or instrument to which the

Company is a party or any existing law, administrative regulation, court order or consent decree to which the Company is subject, or by which it or any of its property is bound.

                  (c) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, pending or threatened against or affecting the Company or any of its officers, nor to the best knowledge of the Company is there any basis therefor, wherein an unfavorable decision, ruling or finding would materially adversely affect the transactions contemplated by this Agreement or that would adversely affect, in any way, the validity or enforceability of any of the Bond Documents or any other agreement or instrument to which the Company is a party and that is to be used or contemplated for use in the consummation of the transactions contemplated hereby.

                  (d) No further authorizations, consents or approvals of governmental bodies or agencies are required in connection with the execution and delivery by the Company of this Agreement or the other Bond Documents to which the Company is a party or in connection with the carrying out by the Company of its obligations under this Agreement or the other Bond Documents to which the Company is a party.

                  (e) The financing of the Project as provided under this Agreement, and commitments therefor made by the Issuer have induced the Company to expand or locate its operations in the jurisdiction of the Issuer.

                  (f) The Company anticipates that upon completion of the Acquisition of the Project, the Company will operate the Project as a "project" within the meaning of the Act until the Bonds have been paid in full.

                  (g) The Project is of the type authorized and permitted by the Act, and the Project is substantially the same in all material respects to that described in the notice of public hearing published on December 19, 1995.

                  (h) The Project will be acquired and installed and will be operated by the Company in such manner as to conform with all applicable zoning, planning, building, environmental and other regulations of the governmental authorities having jurisdiction over the Project.

                  (i) The Company will cause all of the proceeds of the Bonds to be applied solely to the payment of Costs of the Project.

                  (j) The Company has taken no action, and has not omitted to take any action, which action or omission to take action would in any way affect or impair the excludability of interest on the Bonds from gross income of the Holders thereof for federal income tax purposes.

                  (k) The Company presently in good faith estimates the Cost of the Project to equal or exceed the original principal amount of the Bonds.

                  (l) The Project will be located wholly within Chesterfield County, South Carolina.


                                   ARTICLE III

                           ACQUISITION OF THE PROJECT

                  Section 3.1. Agreement to Undertake and Complete the Project. The Company covenants and agrees to undertake and complete the Acquisition of the Project. Upon written request of the Issuer or the Trustee, the Company agrees to make available to the Issuer and the Trustee (for review and copying) all the then current Plans and Specifications for the Project.

                  The Company agrees to cause the Project to be completed as soon as may be practicable and to cause all proceeds of the Bonds, including investment earnings, to be expended no later than three years from the Issue Date. For Costs of the Project incurred prior to receipt by the Issuer of the proceeds of the Bonds, the Company agrees to advance all funds necessary for such purpose. Such advances may be reimbursed from the Initial Fund to the extent permitted by Section 3.2.

                  The Company shall obtain or cause to be obtained all necessary permits and approvals for the Acquisition, operation and maintenance of the Project.

                  Section 3.2. Disbursements from the Initial Fund. In the Indenture, the Issuer has authorized and directed the Trustee to use the moneys in the Initial Fund for payment or reimbursement to the Company of the Costs of the Project.

                  Each payment for a Cost of the Project shall be made only upon the receipt by the Trustee and, upon written request therefor, the Issuer of a requisition and certificate, substantially in the form attached hereto as Exhibit B and signed by the Company Representative, certifying:

                  (a)      the requisition and certificate number;

                  (b) the payee, which may be the Issuer or the Trustee for the payment of the fees and expenses of the Issuer or the Trustee, as the case may be, and which may be the Company in the case of (i) work performed by the Company's personnel, or (ii) payments advanced by the Company for the Project;

                  (c)      the amount to be paid;

                  (d) that the payment is due, is a proper charge against the Initial Fund, and has not been the basis for any previous withdrawal from the Initial Fund;

                  (e) that all funds being requisitioned shall be used in compliance with the Code and the Tax Regulations promulgated thereunder, and that substantially all such funds shall be used for the acquisition, construction or installation of property of a character subject to the allowance for depreciation as prescribed by Section 144(a)(1)(A) of the Code and the Tax Regulations promulgated thereunder. The Company agrees, however, that it will not request any such disbursement which, if paid, would result in (i) less than substantially all (at least ninety-five percent (95%)) of the proceeds of the Bonds being used to provide land or property subject to the allowance for depreciation under Section 167 of the Code, constituting the Project, (ii) less than all of the proceeds of the Bonds being used to provide the Project under the Act, or (iii) the inclusion of the interest on any of the Bonds in the gross income of any Holder for purposes of federal income taxation (as long as such Holder is not a "related person" or a "substantial user" of the Project as such terms are used in Section 144 of the Code); and

                  (f) that no Event of Default, as defined in Section 10.1 of this Agreement, has occurred which has not been waived and that the Company is not aware of any then existing event or condition which, with the passage of time, would constitute an Event of Default under Section 10.1.

                  Interest on the Bonds and all legal, consulting and issuance expenses shall be set forth separately in any requisition and certificate requesting payment therefor. Such requisitions and certificates shall be consecutively numbered. Upon request, the Company shall furnish the Issuer or the Trustee with copies of invoices or other appropriate documentation supporting payments or reimbursements requested pursuant to this Section. The Issuer and the Trustee may rely conclusively upon any statement made in any such requisition and certificate.

                  Section 3.3. Establishment of Completion Date and Certificate as to Completion. The Completion Date shall be the date on which the Company Representative signs and delivers to the Trustee a certificate stating that, except for amounts retained by the Trustee for Costs of the Project not then due and payable, or the liability for which the Company is, in good faith, contesting or disputing, (a) the Project has been completed to the satisfaction of the Company, and all labor, services, materials and supplies used in such Acquisition have been paid for, and (b) the Project is suitable and sufficient for the efficient operation as a "project" (as defined in the Act).

                  Notwithstanding the foregoing, such certificate may state that it is given without prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently come into being.

                  Section 3.4. Closeout of Initial Fund; Disposition of Balance in Initial Fund. All moneys and any unliquidated investments remaining in the Initial Fund on the Completion Date and after payment in full of the Costs of the Project (except for costs not then due and payable for the payment of which the Trustee shall have retained amounts as hereinafter provided) shall, as soon as practicable after the Completion Date, and no later than ninety days thereafter, at the direction of the Company, be delivered to the Trustee for deposit in the Surplus Fund. The Trustee shall, at the direction of the Company Representative, retain moneys in the Initial Fund for payment of Costs of the Project not then due and payable. Any balance of such retained funds remaining after full payment of such Costs of the Project shall at the direction of the Company be delivered to the Trustee for deposit in the Surplus Fund to be applied to the redemption of Bonds in accordance with the terms of the Indenture.

                  Section 3.5. Company Required to Pay Costs in Event Initial Fund Insufficient. If the moneys in the Initial Fund available for payment of the Costs of the Project should not be sufficient to make such payments in full, the Company agrees to pay directly (or to deposit moneys in the Initial Fund for the payment of) such costs of completing the Project as may be in excess of the moneys available therefor in the Initial Fund. THE ISSUER DOES NOT MAKE ANY WARRANTY OR REPRESENTATION (EITHER EXPRESS OR IMPLIED) THAT THE MONEYS DEPOSITED INTO THE INITIAL FUND AND AVAILABLE FOR PAYMENT OF THE COSTS OF THE PROJECT, UNDER THE PROVISIONS OF THIS AGREEMENT, WILL BE SUFFICIENT TO PAY ALL OF THE COSTS OF THE PROJECT. If, after exhausting the moneys in the Initial Fund for any reason (including, without limitation, losses on investments made by the Trustee under the Indenture), the Company pays, or deposits moneys in the Initial Fund for the payment of, any portion of the Costs of the Project pursuant to the provisions of this Section, the Company shall not be entitled to any reimbursement therefor from the Issuer or from the Trustee, nor shall it be entitled to any diminution of the amounts payable under Section 5.2.

                  Section   3.6.   Company   and  Issuer   Representatives   and
Successors. At or prior to the initial sale of the Bonds, the Company and the Issuer shall appoint a Company Representative and an Issuer Representative,
respectively, for the purpose of taking all actions and delivering all certificates required to be taken and delivered by the Company Representative and the Issuer Representative under the provisions of this Agreement. The Company and the Issuer, respectively, may appoint alternate Company Representatives and alternate Issuer Representatives to take any such action or make any such certificate if the same is not taken or made by the Company Representative or the Issuer Representative. In the event any of such persons, or any successor appointed pursuant to the provisions of this Section, should resign or become unavailable or unable to take any action or deliver any certificate provided for in this Agreement, another Company Representative or alternate Company
Representative, or another Issuer Representative or alternate Issuer Representative, shall thereupon be appointed by the Company or the Issuer, respectively. If the Company or the Issuer fails to make such designation within ten (10) days following the date when the then incumbent Company Representative or Issuer Representative resigns or becomes unavailable or unable to take any such actions, the President or any Vice President of the Company, or the Chairman of the Chesterfield County Council, shall serve as the Company Representative or the Issuer Representative, respectively.

                  Whenever the provisions of this Agreement require the Company's approval or require the Issuer or the Trustee to take some action at the request or direction of the Company, the Company Representative shall make, in writing, such approval or such request or direction unless otherwise specified in this Agreement. The Company shall have no complaint against the Issuer or the Trustee as a result of any action so taken with the written approval of or at the written direction of the Company Representative.

                  Section 3.7. Investment of Moneys in Funds. The Trustee may invest or reinvest any moneys held pursuant to the Indenture to the extent permitted by Section 4.7 of the Indenture and by law (but subject to the provisions of Section 8.9(a) hereof), in Permitted Investments, as defined in the Indenture, as directed by a Company Representative.

                  Any such securities may be purchased at the offering or market price thereof at the time of such purchase.

                  The Trustee may make any and all such investments through its own bond department or trust investments department. Any interest accruing on or profit realized from the investment of any moneys held as part of the Initial Fund shall be credited to the Initial Fund, and any loss resulting from such investment shall be charged to the Initial Fund. Any interest accruing on or profit realized from the investment of any moneys held as a part of the Bond Fund shall be credited to the Bond Fund, and any loss resulting from such investment shall be charged to the Bond Fund. Neither the Issuer nor the Trustee shall be liable for any loss resulting from any such investments, provided the Trustee has performed its respective obligations under Section 4.7 of the Indenture in accordance with Section 7.1(b) of the Indenture. For the purposes of this Section, any interest-bearing deposits, including certificates of deposit, issued by or on deposit with the Trustee shall be deemed to be investments and not deposits.

                  Section 3.8. Plans and Specifications. The Company shall maintain a set of Plans and Specifications at the Project which shall be available to the Issuer and the Trustee for inspection and examination during the Company's regular business hours. The Issuer, the Trustee and the Company agree that the Company may supplement, amend and add to the Plans and Specifications, and that the Company shall be authorized to omit or make substitutions for components of the Project, without the approval of the Issuer and the Trustee, provided that no such change shall be made which, after giving effect to such change, would cause any of the representations and warranties set forth in Section 2.2 hereof to be false or misleading in any material respect, or would result in a violation of the covenant set forth in Section 8.5. If any such change would render materially incorrect or inaccurate the description of the initial components of the Project as set forth in Exhibit A to this Agreement, the Company shall deliver to the Issuer and the Trustee an opinion of Bond Counsel to the effect that such change will not cause the interest on the Bonds to be includable in the gross income of the owners thereof for federal income tax purposes, and thereafter, the Company and the Issuer shall amend such Exhibit A to reflect such change. No approvals of the Issuer and the Trustee shall be required for the Acquisition of the Project or for the solicitation, negotiation, award or execution of contracts relating thereto.


                                   ARTICLE IV

                              ISSUANCE OF THE BONDS

                  Section 4.1. Agreement to Issue the Bonds. To provide funds for the Acquisition of the Project, the Issuer agrees that it will sell, issue and deliver the Bonds in the aggregate principal amount of $6,000,000 to the initial purchasers thereof and will cause the proceeds of the Bonds to be applied as provided in Section 4.5 of the Indenture.

                  Section 4.2. No Third-Party  Beneficiary.  It is  specifically agreed between the parties executing this Agreement that it is not intended by any of the provisions of any part of this Agreement to establish in favor of the public or any member thereof, other than as expressly provided herein or as contemplated in the Indenture, the rights of a third-party beneficiary hereunder, or to authorize anyone not a party to this Agreement to maintain a suit for personal injuries or property damage pursuant to the terms or provisions of this Agreement. The duties, obligations and responsibilities of the parties to this Agreement with respect to third parties shall remain as imposed by law.


                                    ARTICLE V

                            LOAN; PAYMENT PROVISIONS

                  Section 5.1. Loan of Proceeds. The Issuer agrees, upon the terms and conditions contained in this Agreement and the Indenture, to lend to the Company the proceeds received by the

Issuer from the sale of the Bonds. The loan shall be made by depositing the accrued interest, if any, from the initial sale of the Bonds into the Bond Fund and the remainder of said proceeds in the Initial Fund in accordance with
Section 4.5 of the Indenture. Such proceeds shall be disbursed to or on behalf of the Company as provided in Section 3.2. The Company's obligation to repay the loan shall be evidenced by a Promissory Note, the form of which is attached hereto as Exhibit C, dated the Issue Date.

                  Section 5.2. Amounts Payable. The Company hereby agrees to pay the Note and repay the loan made pursuant to this Agreement by making the following payments:

                  (a) The Company shall pay to the Trustee in immediately available funds for the account of the Issuer for deposit into the Bond Fund on or before any Interest Payment Date for the Bonds or any other date that any payment of interest, premium, if any, or principal is required to be made in respect of the Bonds pursuant to the Indenture, until the principal of, premium, if any, and interest on the Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Indenture, a sum which, together with any Eligible Funds available for such payment in the Bond Fund, will enable the Trustee to pay the amount payable on such date as principal of (whether at maturity or upon redemption or acceleration or otherwise), premium, if any, and interest on the Bonds as provided in the Indenture; provided, however, that the obligation of the Company to make any payment hereunder shall be deemed satisfied and discharged to the extent of the corresponding payment made by the Credit Issuer under the Credit Facility.

                  It is understood and agreed that the Note and all payments payable by the Company under this subsection are assigned by the Issuer to the Trustee for the benefit of the Holders. The Company assents to such assignment. The Issuer hereby directs the Company and the Company hereby agrees to pay to the Trustee at the principal corporate trust office of the Trustee all payments payable by the Company pursuant to the Note and this subsection.

                  (b) The Company will also pay the reasonable fees and expenses of the Issuer, the Trustee, the Tender Agent, the Paying Agent, the Placement Agent, the Remarketing Agent and the Registrar under the Indenture and all other amounts which may be payable to the Trustee, Paying Agent, Registrar or the Tender Agent under Section 7.2 of the Indenture, and the reasonable fees and expenses of the Remarketing Agent, such fees and expenses to be paid when due and payable by the Company directly to the Trustee, Tender Agent, Paying Agent, Registrar and Remarketing Agent, respectively, for their own account.

                  (c) The Company will also pay when due and payable the reasonable fees and expenses of the Issuer related to the issuance of the Bonds, including without limitation, attorneys' fees and expenses.

                  (d) The Company covenants, for the benefit of the Holders, to pay or cause to be paid, to the Paying Agent, such amounts as shall be necessary to enable the Paying Agent to pay the Purchase Price of Bonds delivered to the Tender Agent or the Remarketing Agent, as the case may be, for purchase, all as more particularly described in Section 2.6 of the Indenture; provided, however, that the obligation of the Company to make any such payment under this subsection shall be reduced by the amount of moneys available for such payment described in Section 2.6(g)(i) and (ii) of the Indenture; and provided, further, that the obligation of the Company to make any payment under this subsection shall be deemed to be satisfied and discharged to the extent of the corresponding payment made by the Credit Issuer under the Credit Facility.

                  (e) In the event the Company shall fail to make any of the payments required in this Section, the item or installment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid.

                  Section 5.3. Unconditional Obligations. The obligation of the Company to make the payments required by Section 5.2 shall be absolute and unconditional. The Company shall pay all such amounts without abatement, diminution or deduction (whether for taxes or otherwise) regardless of any cause or circumstance whatsoever including, without limitation, any defense, set-off, recoupment or counterclaim that the Company may have or assert against the Issuer, the Trustee or any other Person.

                  Section 5.4. Prepayments. The Company may prepay all or any part of the amounts required to be paid by it under Section 5.2, at the times and in the amounts provided in Article XI for redemption of the Bonds, and in the case of mandatory redemptions of the Bonds, the Company shall cause to be furnished to the Issuer such amounts on or prior to the applicable redemption dates. Prepayment of amounts due hereunder pursuant to this Section shall be deposited in the Bond Fund.

                  Section 5.5. Credits Against Payments. To the extent that principal of or premium, if any, or interest on the Bonds shall be paid, there shall be credited against payments required by Section 5.2, an amount equal to the principal of or premium, if any, or interest on the Bonds so paid. If the principal of and premium, if any, and interest on the Bonds shall have been paid sufficiently that payment of the Bonds shall have occurred in accordance with
Article V of the  Indenture,  then the  obligations  of the Company  pursuant to
Section 5.2, ipso facto, shall be deemed to have been paid in full, and the Company's obligations under Section 5.2 and this Agreement shall be discharged. Notwithstanding the foregoing to the extent that principal of or premium, if any, or interest on the Bonds is paid from drawings under the Credit Facility, there shall be credited against the unpaid loan payments required by Section 5.2 hereof, an amount equal to the principal of or premium, if any, or interest on the Bonds so paid.

                  Section 5.6. Credit Facility and Alternate Credit Facility. The Company shall provide for the payment of amounts payable pursuant to Section 5.2(a) and (d) herein, by the delivery to the Trustee on the Issue Date of the Original Credit Facility. The Company shall be entitled to terminate the Credit Facility as provided therein and in the Indenture and shall be entitled to provide an Alternate Credit Facility under certain circumstances as provided in the Indenture.

                  Section 5.7. Interest Rate Determination Method. The Company is hereby granted the right to designate from time to time changes in the Interest Rate Determination Method (as defined in the Indenture) in the manner and to the extent set forth in Section 2.4 of the Indenture.

                  Section 5.8. Company Approval of Indenture. A copy of the Indenture has been submitted to the Company for its examination and review. By its execution of this Agreement, the Company acknowledges that it has approved, has agreed to and is bound by the provisions of the Indenture. The Company agrees that the Trustee shall be entitled to enforce and to benefit from the terms and conditions of this Agreement that relate to it notwithstanding the fact that it is not a signatory hereto.


                                   ARTICLE VI

                              MAINTENANCE AND TAXES

                  Section 6.1. Company's Obligations to Maintain and Repair. The Company agrees that during the term of this Agreement it will keep and maintain the Project in good condition, repair and working order, ordinary wear and tear excepted, at its own cost, and will make or cause to be made from time to time all necessary repairs thereto (including external and structural repairs) and renewals and replacements thereto.

                  Section 6.2. Taxes and Other Charges. The Company will promptly pay and discharge or cause to be promptly paid and discharged, as the same become due, all taxes, assessments, governmental charges or levies and all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Project imposed upon it or in respect of the Project before the same shall become in default, as well as all lawful claims which, if unpaid, might become a lien or charge upon such property and assets or any part thereof, except such that are contested in good faith by the Company for which the Company has maintained adequate reserves satisfactory to the Credit Issuer, or in the absence of any Credit Issuer, satisfactory to the Issuer and the Trustee.

                                   ARTICLE VII

              INSURANCE, EMINENT DOMAIN AND DAMAGE AND DESTRUCTION

                  Section 7.1. Insurance. The Company will during the term of this Agreement and at all times while any Bonds are outstanding continuously insure the Project against such risks as are customarily insured against by businesses of like size and type, paying as the same become due all premiums in respect thereof. In addition the Company shall comply, or cause compliance, with applicable worker's compensation laws of the State.

                  Section 7.2. Provisions Respecting Eminent Domain. In case of any damage to or destruction of all or any part of the Project exceeding $50,000, the Company shall give prompt written notice thereof to the Issuer and the Trustee. In case of a taking or proposed taking of all or any part of the Project or any right therein by Eminent Domain, the party upon which notice of such taking is served shall give prompt written notice to the other and to the Trustee. Each such notice shall describe generally the nature and extent of such damage, destruction, taking, loss, proceedings or negotiations.

                  Section 7.3. Damage and Destruction. If at any time while any of the Bonds are Outstanding, the Project, or any portion thereof, shall be damaged or destroyed by fire, flood, windstorm or other casualty, or title to, or the temporary use of, the Project, or any portion thereof, shall have been taken by the power of Eminent Domain, the Company (unless it shall have exercised its option to prepay all of the Bonds) shall cause the Net Proceeds from insurance or condemnation or an amount equal thereto to be used for the repair, reconstruction, restoration or improvement of the Project. Notwithstanding the above, so long as the Credit Facility is outstanding, the Company shall comply with the terms of the Credit Agreement related to the use of insurance proceeds.


                                  ARTICLE VIII

                                SPECIAL COVENANTS

                  Section 8.1. Access to the Property and Inspection. The Issuer and the Trustee, and their respective agents and employees, shall have the right, at all reasonable times during normal business hours of the Company upon the furnishing of reasonable notice to the Company under the circumstances, to enter upon and examine and inspect the Project and to examine and copy the books and records of the Company insofar as such books and records relate to the Project or the Bond Documents.

                  Section 8.2. Financial Statements. The Company shall, upon request, deliver to the Trustee and the Issuer as soon as practicable and in any event within 120 days after the end of each fiscal year of the Company, the financial reports of the Company for such fiscal year.
                  Section 8.3. Further Assurances and Corrective Instruments.

                  (a) Subject to the provisions of the Indenture, the Issuer and the Company agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements and amendments hereto and such further instruments as may reasonably be required for carrying out the intention or facilitating the performance of this Agreement.

                  (b) The Company shall cause this Agreement to be kept recorded and filed in such manner and in such places as may be required by law to fully preserve and protect the security of the Holders and the rights of the Trustee and to perfect the security interest created by the Indenture.

                  Section 8.4. Recording and Filing; Other Instruments.

                  (a) The Company covenants that it will cause continuation statements to be filed as required by law in order fully to preserve and to protect the rights of the Trustee or the Issuer in the assignment of certain rights of the Issuer under this Agreement and otherwise under the Indenture. The Company covenants that it will cause Counsel to render an opinion to the Issuer and to the Trustee not earlier than 60 nor later than 30 days prior to each anniversary date occurring at five-year intervals after the issuance of the Bonds to the effect that all Financing Statements, notices and other instruments required by applicable law, including this Agreement, have been recorded or filed or re-recorded or refiled in such manner and in such places required by law in order to fully preserve and protect the rights of the Trustee in the assignment of certain rights of the Issuer under this Agreement and otherwise under the Indenture.

                  (b) The Company and the Issuer shall execute and deliver all instruments and shall furnish all information and evidence deemed necessary or advisable in order to enable the Company to fulfill its obligations as provided in subsection (a) of this Section. The Company shall file and re-file and record and rerecord or shall cause to be filed and re-filed and recorded and rerecorded all instruments required to be filed and re-filed and recorded or re-recorded and shall continue or cause to be continued the liens of such instruments for so long as any of the Bonds shall be Outstanding.

                  Section 8.5. Exclusion from Gross Income for Federal Income Tax Purposes of Interest on the Bonds. The Company covenants and agrees that it has not taken and will not take or cause to be taken, and has not omitted and will not omit or cause to be omitted, any action which results in interest paid on the

Bonds being included in gross income of the Holders of the Bonds for the purposes of federal income taxation.

                  The Company covenants and agrees that it will take or cause to be taken all required actions necessary to preserve the exclusion from gross income for federal income tax purposes of interest on the Bonds; and the Issuer covenants and agrees that it will take or cause to be taken all required actions to preserve the exclusion from gross income for federal income tax purposes of interest on the Bonds.

                  Section 8.6. Indemnity Against Claims. The Company will pay and discharge and will indemnify and hold harmless the Issuer and the Trustee from any taxes, assessments, impositions and other charges in respect of the Project. If any such claim is asserted, or any such lien or charge upon payments, or any such taxes, assessments, impositions or other charges, are sought to be imposed, the Issuer will give prompt written notice to the Company and the Trustee; provided, however, that the failure to provide such notice will not relieve the Company of the Company's obligations and liability under this Section and will not give rise to any claim against or liability of the Issuer. The Company shall have the sole right and duty to assume, and shall assume, the defense thereof, with counsel acceptable to the person on behalf of which the Company undertakes a defense, with full power to litigate, compromise or settle the same in its sole discretion.

                  Section 8.7. Release and Indemnification. The Company shall at all times protect, indemnify and hold the Issuer, the members of the Governing Body, and the attorneys, agents and employees of the Issuer and the Trustee and its officers, attorneys, agents and employees harmless against any and all liability, losses, damages, costs, expenses, taxes, causes of action, suits, claims, demands and judgments of any nature arising from or in connection with the Project or the financing of the Project, including, without limitation, all claims or liability resulting from, arising out of or in connection with the acceptance or administration of the Bond Documents or the trusts thereunder or the performance of duties under the Bond Documents or any loss or damage to property or any injury to or death of any person that may be occasioned by any cause whatsoever pertaining to the Project or the use thereof, including without limitation any lease thereof or assignment of its interest in this Agreement, such indemnification to include the reasonable costs and expenses of defending itself or investigating any claim of liability and other reasonable expenses and attorneys' fees incurred by the Issuer, its directors, members, officers, attorneys, agents and employees and the Trustee and its officers, attorneys, agents and employees in connection therewith, provided that the benefits of this Section shall not inure to any person other than the Issuer, its directors, members, officers, attorneys, agents and employees and the Trustee and its officers, attorneys, agents and employees, and provided further that such loss, damage, death, injury, claims, demands or causes shall not have resulted from the gross negligence or willful misconduct of, the Issuer or such directors, member, officer, attorneys, agent or employee or the Trustee or its officers, attorneys, agents or employees. The obligations of the Company under this Section shall survive the termination of this Agreement and the Indenture. Notwithstanding any other provision of this Agreement or the Indenture to the contrary, the Company agrees (i) not to assert any claim or institute any action or suit against the Trustee or its employees arising from or in connection with any investment of funds made by the Trustee in good faith as directed by a Company Representative, and (ii) to indemnify and hold the Trustee and its employees harmless against any liability, losses, damages, costs, expenses, causes of action, suits, claims, demands and judgment of any nature arising from or in connection with any such investment.

                  Section 8.8. Compliance with Laws. The Company agrees to comply with all applicable zoning, planning, building, environmental and other regulations of the governmental authorities having jurisdiction of the Project during the Company's operation of the Project.

                  Section 8.9.  Non-Arbitrage Covenant.

                  (a) The Company and the Issuer covenant that they will (i) not take any action or make any investment or use of the proceeds of the Bonds that would cause the Bonds to be "arbitrage bonds" within the meaning of Section 148 of the Code and (ii) comply with the requirements of Section 148 of the Code.

                  (b) In the event that all of the proceeds of the Bonds, including the investment proceeds thereof, are not expended by the date which is six (6) months following the Issue Date, or if for any other reason a rebate is payable to the United States pursuant to Section 148 of the Code, the Company shall calculate, or cause to be calculated, the Rebate Amount (as defined in the Indenture). The Company agrees to pay the amount so calculated, together with supporting documentation, to the Trustee so as to permit the Trustee to pay such rebate to the United States at the times required by the Code. The amount paid by the Company to the Trustee shall be deposited into the Rebate Fund. The Company shall maintain or cause to be maintained records of the determinations of the rebate, if any, pursuant to this Section until six (6) years after the retirement of the Bonds. This Section shall be construed in accordance with
Section 148(f) of the Code, including, without limitation, any applicable tax regulations promulgated under the Code. Nothing contained in this Agreement or in the Indenture shall be interpreted or construed to require the Issuer to pay any applicable rebate, such obligation being the sole responsibility of the Company.

                  Section 8.10. Notice of Determination of Taxability. Promptly after the Company first becomes aware of any Determination of Taxability or an event that could trigger a Determination of Taxability, the Company shall give written notice thereof to the Issuer, the Remarketing Agent and the Trustee.

                  Section 8.11. No Purchase of Bonds by Company or Issuer. During the time a Credit Facility is in effect neither the Company, the Issuer nor any affiliates of any of them shall purchase any of the Bonds from the Remarketing Agent except under the circumstances under which the Remarketing Agent may remarket Bonds to the Company or the Issuer as provided in Section 2.7(d) of the Indenture.

                  Section 8.12. Maintenance of Corporate Existence.

                  So long as a Credit Facility is in effect the Company agrees that it will maintain its corporate existence, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another corporation or permit one or more other corporations to consolidate with or merge into it, except either with the consent of the Credit Issuer or as provided in the original Credit Agreement; if a Credit Facility is not in effect, the Company agrees that it will continue to be a corporation either organized under the laws of or duly qualified to do business as a foreign corporation in the State, will maintain its corporate existence, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another corporation or permit one or more corporations to consolidate with or merge into it; provided, that the Company may, without violating the foregoing, consolidate with or merge into another corporation, or permit one or more corporations to consolidate with or merge into it, or transfer all or substantially all of its assets to another such corporation (and thereafter dissolve or not dissolve, as the Company may elect) if the corporation surviving such merger or resulting from such consolidation, or the corporation to which all or substantially all of the assets of the Company are transferred, as the case may be:

                    (i) is a corporation organized under the laws of the United States of America, or any state, district or territory thereof, and qualified to do business in the State;

                  (ii) shall expressly in writing assume all of the obligations of the Company contained in this Agreement;

                  (iii) has a consolidated tangible net worth (after giving effect to such consolidation, merger or transfer) of not less than the consolidated tangible net worth of the Company and its consolidated subsidiaries immediately prior to such consolidation, merger or transfer; and

                   (iv) provided that no Event of Default has occurred and is continuing hereunder.

The term "consolidated tangible net worth," as used in this Section, shall mean the difference obtained by subtracting total consolidated liabilities (not including as a liability any capital or surplus item) from total consolidated tangible assets of the Company and all of its consolidated subsidiaries, computed in accordance with generally accepted accounting principles. Prior to any such consolidation, merger or transfer the Trustee shall be furnished a certificate from the chief financial officer of the Company or his/her deputy stating that in the opinion of such officer none of the covenants in this Agreement will be violated as a result of said consolidation, merger or transfer.

                  Section 8.13. Duties and Obligations. The Company covenants and agrees that it will fully and faithfully perform all the duties and obligations that the Issuer has covenanted and agreed in the Indenture to cause the Company to perform and any duties and obligations that the Company is required in the Indenture to perform. The foregoing shall not apply to any duty or undertaking of the Issuer that by its nature cannot be delegated or assigned.

                  Section 8.14. Undertaking to Provide Continuing Disclosure. The Issuer covenant to comply with Section 11-2-85 of the Code of Laws of South Carolina, 1976, as amended. The Company covenants to furnish all information requested by the Issuer to comply with such Section. Notwithstanding any provisions in the Indenture to the contrary, no conversion to a Money Market Rate or a Long-Term Rate shall be permitted unless the Trustee, the Issuer and the Remarketing Agent shall have received, at least two (2) Business Days prior to the proposed Conversion Date, a copy of a continuing disclosure agreement imposing upon the Company, the Trustee or any other responsible party to comply with the regulations of SEC Rule 15c-12, as it may be amended or supplemented from time to time, with respect to the Bonds, together with such disclosure documents as the Remarketing Agent shall require in order to comply with such Rule.


                                   ARTICLE IX

                           ASSIGNMENT, LEASE AND SALE

                  Section 9.1. Restrictions on Transfer of Issuer's Rights. The Issuer agrees that, except for the assignment of its rights under this Agreement to the Trustee pursuant to the Indenture, it will not during the term of this Agreement sell, assign, transfer or convey its interests in this Agreement except as provided in Section 9.2.

                  Section 9.2. Assignment by the Issuer. It is understood, agreed and acknowledged that the Issuer, as security for payment of the principal of and premium, if any, and interest on the Bonds, will assign to the Trustee pursuant to the Indenture, among other things, certain of its rights, title and interests in and to this Agreement (reserving its rights, however, pursuant to sections of this Agreement providing that notices, reports and other statements be given to the Issuer and that consents be obtained from the Issuer and also reserving its rights to reimbursement and payment of costs and expenses under Sections

5.2(b) and (c), its right of access under Section 8.1, and its rights to indemnification and non-liability under Sections 8.6, 8.7, 12.6 and 12.7, all of this Agreement). The Company consents to such assignment and agrees that the Trustee shall be entitled to enforce this Agreement directly against the Company as a third party beneficiary hereof.

                  Section 9.3. Assignment, Lease or Sale of Project or Assignment of Agreement by Company. With the prior written consent of the Trustee, the Issuer and if a Credit Facility is then in effect, the issuer of such Credit Facility (a) the rights of the Company under this Agreement may be assigned by the Company and (b) the Project may be leased or sold as a whole or in part by the Company; provided, however, that (i) no such assignment, lease or sale shall relieve the Company from primary liability for any of its obligations hereunder, and in the event of any assignment, lease or sale, the Company shall continue to remain primarily liable for payments to be made pursuant to the Note and hereunder and for the performance and observance of the other agreements on its part herein provided to be performed and observed by it to the same extent as though no assignment, lease or sale had been made, (ii) each lessee, purchaser or assignee of the Company's interest in this Agreement shall assume the obligations of the Company hereunder to the extent of the interest assigned, leased or sold, and the Company shall, not more than 60 nor less than 30 days prior to the effective date of any such assignment, lease or sale, furnish or cause to be furnished to the Issuer and the Trustee a true and complete copy of each such assignment, lease or purchase contract and assumption of obligations and (iii) prior to any lease or sale, the Company shall have caused to be delivered to the Issuer and the Trustee an opinion of Bond Counsel to the effect that such leasing or sale will not cause interest on the Bonds to be includable in the gross income of the owners thereof for purposes of federal income taxation.


                                    ARTICLE X

                         EVENTS OF DEFAULT AND REMEDIES

                  Section 10.1. Events of Default Defined. The term "Event of Default" shall mean any one or more of the following events:

                  (a) Failure by the Company to make any payments required to be paid pursuant to Section 5.2(a) or to pay the Purchase Price of Bonds as required pursuant to Section 5.2(d) herein;

                  (b) The occurrence of an Event of Default under the Indenture;

                  (c) Any representation by or on behalf of the Company contained in this Agreement or in any instrument furnished in compliance with or in reference to this Agreement or the Indenture proves false or misleading in any material respect as of the date of the making or furnishing thereof;

                  (d) Failure by the Company to observe or perform any of its other covenants, conditions, payments or agreements under this Agreement for a period of 30 days after written notice, specifying such failure and requesting that it be remedied, is given to the Company by the Issuer or the Trustee;

                  (e) The Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, assignee, sequestrator, trustee, liquidator or similar official of the Company or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (v) file a petition seeking to take advantage of any other federal or state law relating to bankruptcy, insolvency, reorganization, arrangement, winding-up or composition or adjustment of debts, (vi) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against the Company in an involuntary case under said Federal Bankruptcy Code, or (vii) take any corporate action for the purpose of effecting any of the foregoing;

                  (f) A proceeding or case shall be commenced, without the application or consent of the Company, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, arrangement, dissolution, winding-up or composition or adjustment of debts of the Company, (ii) the appointment of a trustee, receiver, custodian, assignee, sequestrator, liquidator or similar official of the Company or of all or any substantial part of its assets, or (iii) similar relief in respect of the Company under any law relating to bankruptcy, insolvency, reorganization, arrangement, winding-up or composition or adjustment of debts and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 90 days from the commencement of such proceeding or case or the date of such order, judgment or decree, or an order for relief against the Company shall be entered in an involuntary case under said Federal Bankruptcy Code;

                  (g) If a Credit Facility is in effect, the Trustee shall have received a written notice from the Credit Issuer of the occurrence and continuance of an "Event of Default" (as defined in the Credit Agreement); or

                  (h) If a Credit Facility is in effect, the Trustee shall have received a written notice from the Credit Issuer that amounts which may be drawn upon under the Credit Facility with respect to interest (other than interest corresponding to the principal amount of Bonds which have been redeemed) will not be reinstated following any drawing for such interest.

                  Section 10.2. Remedies on Default. Upon the occurrence of an Event of Default under this Agreement, the Trustee, as assignee of the Issuer, but only if acceleration of the principal amount of the Bonds has been declared pursuant to Section 6.2 of the Indenture, shall take any one or more of the following remedial steps:

                  (a) By written notice declare all payments hereunder immediately due and payable, whereupon the same shall become immediately due and payable without presentment, demand, protest or any other notice whatsoever, all of which are hereby expressly waived by the Company.

                  (b) Take whatever other action at law or in equity may appear necessary or desirable to collect the amounts payable pursuant hereto then due and thereafter to become due or to enforce the performance and observance of any obligation, agreement or covenant of the Company under this Agreement, including the making of any drawing under the Credit Facility.

                  In the enforcement of the remedies provided in this Section, the Issuer and the Trustee may treat all reasonable expenses of enforcement, including, without limitation, legal, accounting and advertising fees and expenses, as additional amounts payable by the Company then due and owing.

                  Section 10.3. Application of Amounts Realized in Enforcement of Remedies. Any amounts collected pursuant to action taken under Section 10.2 shall be paid to the Trustee and applied in accordance with Section 6.7 of the Indenture.

                  Section 10.4. No Remedy Exclusive. No remedy herein conferred upon or reserved to the Issuer is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon an Event of Default under this Agreement shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.

                  Section 10.5. Agreement to Pay Attorneys' Fees and Expenses. Upon the occurrence of an Event of Default under this Agreement, if the Issuer or the Trustee employs attorneys or incurs other expenses for the collection of amounts payable hereunder or for the enforcement of the performance or observance of any covenants or agreements on the part of the Company herein contained, whether or not suit is commenced, the Company agrees that it will on demand therefor pay to the Issuer or the Trustee or any combination thereof, as the case may be, the reasonable fees of such attorneys and such other reasonable expenses so incurred by the Issuer or the Trustee.

                  Section 10.6. Issuer and Company to Give Notice of Default. The Issuer and the Company severally covenant that they will, at the expense of the Company, promptly give to the Trustee, the Tender Agent, the Remarketing Agent, the Paying Agent and the Credit Issuer, and to each other, written notice of any Event of Default under this Agreement of which they shall have actual knowledge or written notice, but the Issuer shall not be liable for failing to give such notice.


                                   ARTICLE XI

                         PREPAYMENTS; PURCHASE OF BONDS

                  Section 11.1. Optional Prepayments.

                  (a) The Company shall have, and is hereby granted, the option to prepay the unpaid principal amount hereunder and under the Note in whole, together with interest thereon to the date of redemption of the Bonds, at any time by taking, or causing the Issuer to take, the actions required by the Indenture for the redemption of all Bonds then outstanding, upon the occurrence of any of the events set forth in Section 2.18(b) of the Indenture.

                  (b) The Company shall have, and is hereby granted, the option to prepay all or any portion of the unpaid balance hereunder and under the Note, together with interest thereon to the date of redemption of the Bonds, at any time by taking, or causing the Issuer to take, the actions required by the Indenture (i) to discharge the lien thereof through the redemption, or provision for payment of redemption of all Bonds then outstanding or (ii) to effect the redemption, or provision for payment or redemption, of less than all Bonds then outstanding, pursuant to Section 2.18(a) of the Indenture.

                  (c) To make a prepayment pursuant to this Section, the Company shall give written notice to the Issuer, the Trustee and the Registrar which shall specify therein (i) the date of the intended prepayment, which shall not be less than 45 days from the date any Bonds are to be redeemed from such prepayment, and (ii) the principal amount to be prepaid and the date or dates on which the prepayment is to occur. All such prepayments shall be in the amount of the unpaid amount hereunder and under the Note if made pursuant to Section 11.1(a) or in the amount of an Authorized Denomination if made pursuant to
Section 11.1(b) and the Company shall furnish additional funds, if necessary, to make such prepayments in such amounts. In addition, the Company shall make such additional payments as shall be necessary to pay any redemption premium on the Bonds in connection with such redemption.

                  Section 11.2. Mandatory Prepayment Upon a Determination of Taxability. In the event of a Determination of Taxability, the Company shall forthwith, and in any event within 45 days of any such Determination of Taxability, pay the entire unpaid principal balance hereunder and under the Note plus accrued interest thereon to the date of payment, provided, that, if the Company delivers to the Trustee the opinion of Bond Counsel described in Section 2.18(c) of the Indenture, which opinion states that interest on the Bonds will not be includable in the gross income of the owners thereof if less than all of the Bonds are redeemed, then the Company shall prepay the Loan in the amount necessary to redeem the amount of Bonds stated in such opinion.

                  The Company hereby agrees to give prompt written notice to the Issuer and the Trustee of (a) the occurrence of an event that gives or may give rise to a Determination of Taxability or (b) its receipt of any oral or written advice from the Internal Revenue Service that an event giving rise to a Determination of Taxability shall have occurred.

                  Section 11.3. Optional Purchase of Bonds. Subject to the terms of the Indenture regarding the use of Eligible Funds, the Company may at any time, and from time to time, furnish moneys to the Tender Agent accompanied by a notice directing such moneys to be applied to the purchase of Bonds delivered for purchase pursuant to the terms thereof, which Bonds shall be delivered to the Trustee for cancellation in accordance with Section 2.8 of the Indenture. The Company shall deliver to the Remarketing Agent and the Credit Issuer a copy of any such notice.

                  Section 11.4. Relative Priorities. The obligations of the Company under Section 11.2 shall be and remain superior to the rights, obligations and options of the Company under Section 11.1.

                  Section 11.5. Prepayment to Include Fees and Expenses. Any prepayment under this Article shall also include any expenses of prepayment, as well as all expenses and costs provided for herein.

                  Section 11.6. Purchase of Bonds.

                  (a) In consideration of the issuance of the Bonds by the Issuer, but for the benefit of the Holders, the Company has agreed, and does hereby covenant, to cause the necessary arrangements to be made and to be thereafter continued whereby the Holders from time to time may deliver, or may be required to deliver Bonds for purchase and whereby such Bonds shall be so purchased. In furtherance of the foregoing covenant of the Company, the Issuer, at the request of the Company, has set forth in the Bonds the terms and conditions relating to the delivery of Bonds by the Holders thereof for purchase, has set forth in the Indenture the duties and responsibilities of the Tender Agent with respect to the purchase of Bonds, and of the Remarketing Agent with respect to the remarketing of Bonds and has therein provided for the appointment of the Tender Agent and Remarketing Agent. The Company hereby authorizes and directs the Tender Agent and the Remarketing Agent to purchase, offer, sell and deliver Bonds in accordance with the provisions of the Indenture.

                  Without limiting the generality of the foregoing covenant of the Company, and in consideration of the Issuer's having set forth in the Bonds and the Indenture the aforesaid provisions, the Company covenants, for the benefit of the Holders, to provide for arrangements to pay, or cause to be paid, such amounts as shall be necessary to effect the payment of the Purchase Price of Bonds delivered for purchase, all as more particularly described in the Indenture.

                  (b) Notwithstanding the provisions of subsection (a) of this Section, the obligations of the Company under subsection (a) of this Section with respect to the purchase of Bonds shall be terminated on the date the Bonds begin to bear interest at the Fixed Rate in accordance with the Indenture.

                  (c) In furtherance of the obligations of the Company under subsection (a) of this Section, the Company shall provide for the payment of its obligations under said subsection (a) by the delivery of the Original Credit Facility simultaneously with the original delivery of the Bonds. In order to implement such undertaking of the Company, the Issuer, at the direction of the Company, has set forth in the Indenture the terms and conditions relating to drawings under the Credit Facility to provide moneys for the purchase of Bonds. The Company hereby authorizes and directs the Trustee to draw moneys under the Credit Facility in accordance with the provisions of the Indenture to the extent necessary to provide moneys payable under Section 2.7 of the Indenture if and when due.

                  (d) The Issuer shall have no obligation or responsibility, financial or otherwise, with respect to the purchase of Bonds or the making or continuation of arrangements therefor other than as expressly set forth in subsection (a) of this Section, except that the Issuer shall generally cooperate with the Company, the Tender Agent and the Remarketing Agent as contemplated in
Section 2.7 of the Indenture.


                                   ARTICLE XII

                                  MISCELLANEOUS

                  Section 12.1. Amounts Remaining in Funds. Subject to the provisions of Article V of the Indenture and as provided in Article IV of the Indenture, it is agreed by the parties hereto that amounts remaining in the Bond Fund, Initial Fund or Bond Purchase Fund upon expiration or earlier termination of this Agreement, as provided in this Agreement, after payment in full of the Bonds (or provision for payment thereof having been made in accordance with the provisions of the Indenture) and all other amounts owing under the Indenture, shall be paid to the Credit Issuer (if a Credit Facility is in effect and there is any amount then owing by the Company to the Credit Issuer) and otherwise shall belong to and be paid to the Company by the Trustee.

                  Section 12.2. No Implied Waiver. In the event any provision of this Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach thereunder or hereunder.

                  Section  12.3.  Issuer  Representative.   Whenever  under  the
provisions of this Agreement the approval of the Issuer is required or the Issuer is required to take some action at the request of the Company, such approval shall be made or such action shall be taken by the Issuer Representative; and the Company and the Trustee shall be authorized to rely on any such approval or action.

                  Section  12.4.  Company  Representative.  Whenever  under  the provisions of this Agreement the approval of the Company is required or the Company is required to take some action at the request of the Issuer, such approval shall be made or such action shall be taken by the Company Representative; and the Issuer, the Tender Agent, the Remarketing Agent, the Paying Agent and the Trustee shall be authorized to rely on any such approval or action.

                  Section 12.5. Notices. Notice under this Agreement shall be given in accordance with Section 9.4 of the Indenture.

                  Section 12.6. Issuer, Directors, Attorneys, Officers, Employees and Agents of Issuer Not Liable. To the extent permitted by law, no recourse shall be had for the enforcement of any obligation, promise or agreement of the Issuer contained herein or in the other Bond Documents to which the Issuer is a party or for any claim based hereon or thereon or otherwise in respect hereof or thereof against any director, officer, agent, attorney or employee, as such, in his/her individual capacity, past, present or future, of the Issuer or of any successor entity, either directly or through the Issuer or any successor entity whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise. No personal liability whatsoever shall attach to, or be incurred by, any director, officer, agent, attorney or employee as such, past, present or future, of the Issuer or any successor entity, either directly or through the Issuer or any successor entity, under or by reason of any of the obligations, promises or agreements entered into between the Issuer and the Company, whether herein contained or to be implied herefrom as being supplemental hereto; and all personal liability of that character against every such director, officer, agent, attorney and employee is, by the execution of this Agreement and as a condition of, and as part of the consideration for, the execution of this Agreement, expressly waived and released.

                  Notwithstanding any other provision of this Agreement, the Issuer shall not be liable to the Company or the Trustee or any other person for any failure of the Issuer to take action under this Agreement unless the Issuer
(a) is requested in writing by an appropriate person to take such action, (b) is assured of payment of, or reimbursement for, any reasonable expenses in such action, and (c) is afforded, under the existing circumstances, a reasonable period to take such action. In acting under this Agreement, or in refraining from acting under this Agreement, the Issuer may conclusively rely on the advice of its counsel.

                  Section 12.7. No Liability of Issuer; No Charge Against Issuer's Credit. Any obligation of the Issuer created by, arising out of, or entered into in contemplation of this Agreement, including the Bonds, shall not impose a debt or pecuniary liability upon the Issuer, the State or any political subdivision thereof or constitute a charge upon the general credit or taxing powers of any of the foregoing. Any such obligation shall be payable solely out of the revenues and any other moneys derived hereunder and under the Indenture and the Credit Facility, except (as provided in the Indenture and in this Agreement) to the extent it shall be paid out of moneys attributable to the proceeds of the Bonds or the income from the temporary investment thereof.

                  The principal of, premium, if any, and interest on the Bonds shall be payable solely from the funds pledged for their payment in accordance with the Indenture and from payments made pursuant to the Credit Facility.

                  Section 12.8. If Performance Date Not a Business Day. If the last date for performance of any act or the exercising of any right, as provided in this Agreement, shall not be a Business Day, such payment may be made or act performed or right exercised on the next succeeding Business Day.

                  Section 12.9. Binding Effect. This Agreement shall inure to the benefit of and shall be binding upon the Issuer, the Company, and their respective successors and assigns. No assignment of this Agreement by the Company shall relieve the Company of its obligations hereunder.

                  Section 12.10. Severability. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

                  Section 12.11. Amendments, Changes and Modifications. Subsequent to the issuance of the Bonds and prior to payment of the Bonds, this Agreement may not be effectively amended, changed, modified, altered or terminated except in accordance with the Indenture.

                  Section 12.12. Execution in Counterparts. This Agreement may be executed in several counterparts, each of which, taken together, shall be an original and all of which shall constitute but one and the same instrument.

                  Section 12.13. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State.


            [The remainder of this page is left blank intentionally]

                  IN WITNESS WHEREOF, the Issuer and the Company have caused this Agreement to be executed in their respective legal names and their respective corporate seals to be hereunto affixed, and the signatures of duly authorized persons to be attested, all as of the date first above written.


                                CHESTERFIELD COUNTY, SOUTH CAROLINA


                                By:    _________________________________
                                Name:  _________________________________
                                Title: _________________________________
[SEAL]

ATTEST:

- ----------------------
Clerk, Chesterfield County
  Council


                                 CULP, INC.



                                 By:      ___________________________________
                                          Franklin N. Saxon
                                          Vice President

[SEAL]

ATTEST:

- ---------------------
______ Secretary

                                    EXHIBIT A

                           DESCRIPTION OF THE PROJECT



         The Project shall consist of the purchase of machinery, apparatus and equipment for the upgrading and modernization of an existing manufacturing facility located in Pageland, Chesterfield County, South Carolina.

                                    EXHIBIT B

$__________________                                       No. _____________


                           REQUISITION AND CERTIFICATE


                                                       ______________, 19___


First-Citizens Bank & Trust Company
2917 Highwoods Boulevard
Raleigh, North Carolina  27604
Attention: Corporate Trust Department

Ladies and Gentlemen:

On behalf of Culp, Inc. (the "Company"), I hereby requisition from the funds representing the proceeds of the sale of the Tax-Exempt Adjustable Mode Industrial Development Revenue Bonds (Culp, Inc. Project) Series 1996, issued by Chesterfield County, South Carolina (the "Issuer"), and dated April 1, 1996 (the "Bonds"), which funds are held by you in the Chesterfield County, South Carolina ( Culp, Inc. Project) Initial Fund in accordance with the Indenture of Trust, dated as of April 1, 1996 (the "Indenture"), from the Issuer to you the sum of $_________________ to be paid to the person or persons indicated below:

                    (1)      $__________________ for __________________________

                             --------------------------------------------------

                             --------------------------------------------------
                             payable to _________________________________, and

                    (2)      $__________________ for __________________________

                             --------------------------------------------------

                             --------------------------------------------------
                             payable to ______________________________________.


                  I hereby certify that (a) the obligation to make such payment was incurred by the Issuer or the Company in connection with the Acquisition (as defined in the Agreement, of even date with the Indenture, between the Issuer and the Company, hereinafter referred to as the "Agreement") of the Project (referred to in the Agreement), is a proper charge against the Costs of the Project (as defined in the Agreement), and has not been the basis for any prior requisition which has been paid; (b) neither the Company nor, to the best of the Company's knowledge, the Issuer has received written notice of any lien, right to lien or attachment upon, or claim affecting the right of such payee to receive payment of, any of the money payable under this requisition to any of the persons, firms or corporations named herein, or if any notice of any such lien, attachment or claim has been received such lien, attachment or claim has been released or discharged or will be released or discharged upon payment of this requisition; (c) this requisition contains no items representing payment on account of any retained percentages which the Issuer or the Company is entitled to retain at this date; (d) the payment of this requisition will not result in less than substantially all (95%) or more) of the proceeds of the Bonds to be expended under this requisition and under all prior requisitions having been used for the acquisition and installation of real property or property of a character subject to the allowance for depreciation under the Internal Revenue Code of 1986, as amended; and (e) no "Event of Default" (as defined in the Agreement), or event which after notice or lapse of time or both would constitute such an "Event of Default" has occurred and not been waived.

                  The   following   paragraph  is  to  be  completed   when  any
requisition and certificate includes any item for payment for labor or to contractors, builders or materialmen.

                  I hereby certify that insofar as the amount covered by the above requisition includes payments to be made for labor or to contractors, builders or materialmen, including materials or supplies, in connection with the Acquisition of the Project, (i) all obligations to make such payment have been properly incurred, (ii) any such labor was actually performed and any such materials or supplies were actually furnished or installed in or about the Project and are a proper charge against the Costs of the Project, and (iii) such materials or supplies either are not subject to any lien or security interest or, if the same are so subject, such lien or security interest will be released or discharged upon payment of this requisition.



                             --------------------------------------
                             Company Representative

                                    EXHIBIT C


AFTER THE ENDORSEMENT AS HEREON PROVIDED AND PLEDGE OF THIS NOTE, THIS NOTE MAY NOT BE ASSIGNED, PLEDGED, ENDORSED OR OTHERWISE TRANSFERRED EXCEPT TO AN ASSIGNEE OR SUCCESSOR OF THE TRUSTEE IN ACCORDANCE WITH THE INDENTURE, BOTH REFERRED TO HEREIN.

$___________________                                __________________, 199__


                                 PROMISSORY NOTE

           FOR VALUE RECEIVED, Culp, Inc., a corporation duly formed and existing under the laws of the State of North Carolina (the "Company"), by this promissory note hereby promises to pay to the order of Chesterfield County, South Carolina (the "Issuer") the principal sum of Six Million Dollars ($6,000,000 together with interest on the unpaid principal amount hereof, from the Issue Date (as defined in the Indenture referenced below) until paid in full, at a rate per annum equal to the rate of interest borne by the Bonds (as hereinafter defined), premium, if any, on the Bonds and Purchase Price (as defined in the Indenture). All such payments of principal, interest, premium and Purchase Price shall be made in funds which shall be immediately available on the due date of such payments and in lawful money of the United States of America at the principal corporate trust office of First-Citizens Bank & Trust Company, Raleigh, North Carolina, or its successor as trustee under the Indenture.

           The principal amount, interest, premium, if any, and Purchase Price shall be payable on the dates and in the amount, that principal of, interest on the Bonds, premium, if any, and Purchase Price are payable, subject to prepayment as hereinafter provided.

           The Company shall receive a credit for the amounts due and payable hereunder to the extent that payments are made by the Credit Issuer (as defined in the Indenture) pursuant to drawings under the Credit Facility (as defined in the Indenture).

           This promissory note is the "Note" referred to in the Loan Agreement, dated as of April 1, 1996 (the "Agreement") between the Company and the Issuer, the terms, conditions and provisions of which are hereby incorporated by reference.

           This Note and the payments required to be made hereunder are irrevocably assigned, without recourse, representation or warranty, and pledged to First-Citizens Bank & Trust Company under the Indenture of Trust, dated as of April 1, 1996 (the "Indenture"), by and between the Issuer and First-Citizens Bank & Trust Company, as Trustee, and such payments will be made directly to the Trustee for the account of the Issuer pursuant to such assignment. Such assignment is made as security for the payment of $6,000,000 in aggregate principal amount of Tax-Exempt Adjustable Mode Industrial

Development Revenue Bonds (Culp, Inc. Project) Series 1996 (the "Bonds"), issued by the Issuer pursuant to the Indenture. All the terms conditions and provisions of the Indenture and the Bonds are hereby incorporated as a part of this Note.

           The Company may at its option, and may under certain circumstances be required to, prepay together with accrued interest, all or any part of the amount due on this Note, as provided in the Agreement.

           Presentation, demand, protest and notice of dishonor are hereby expressly waived by the Company.

           The Company hereby promises to pay reasonable costs of collection and reasonable attorneys' fees in case of default on this Note.

           This Note shall be governed by, and construed in accordance with, the laws of the State of South Carolina.


                             CULP, INC.


[SEAL]                       By:  ________________________________
                                      Franklin N. Saxon
                                      Vice President

ATTEST:


- ---------------------------
_________ Secretary

                                   ENDORSEMENT


           Pay to the order of First-Citizens Bank & Trust Company, without recourse, as Trustee under the Indenture referred to in the within mentioned Agreement, as security for such Bonds issued under such Indenture. This endorsement is given without any warranty as to the authority or genuineness of the signature of the maker of the Note.

                                    CHESTERFIELD COUNTY, SOUTH CAROLINA


                                    By:    _____________________________
                                    Name:  _____________________________
                                    Title: _____________________________



Dated:  April 1, 1996